UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2007
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California (Address of Principal Executive Offices)		94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On November 26, 2007, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) appointed Don M. Bailey, 61, President and Chief Executive Officer. Prior to this appointment, Mr. Bailey was the Interim President of the Company, a role in which he has served since May of 2007.
Mr. Bailey joined Questcor’s Board of Directors in May 2006. Mr. Bailey is currently the non-executive Chairman of the Board of STAAR Surgical Company, a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies. Mr. Bailey served as Chairman of the Board of Comarco, Inc., a provider of wireless test products for the wireless industry and a maker of emergency call box systems and mobile power products for handheld devices from 1998 to August 2007. He also served from June 1990 to April 2000 as President and Chief Executive Officer of Comarco, Inc., where he was employed since May 1980. He earned a B.S. in mechanical engineering from the Drexel Institute of Technology in 1968, a M.S. degree in operations research from the University of Southern California in 1971 and an MBA from Pepperdine University in 1986.
Additional information regarding Mr. Bailey is detailed in the Company’s press release dated November 29, 2007, which is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On November 29, 2007, the Company issued a press release announcing the appointment of Mr. Bailey as the President and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)          Exhibits.

Exhibit No.	Exhibit Description

99.1	Questcor Pharmaceuticals, Inc. Press Release dated November 29, 2007.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2007	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ George Stuart
George Stuart
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Questcor Pharmaceuticals, Inc. Press Release dated November 29, 2007.